Exhibit 99.1

8 April 2024

Market Update

Life360, Inc. (Life360 or the Company) (ASX: 360) today provides the following market update.

CY24 Q1 Operating Metric Update

Life360 has commenced CY24 with strong operating metrics. Global Monthly Active Users (MAU) were 66.4 million at the end of CY24 Q1, with net additions of 4.9 million in CY24 Q1, a record for a first quarter (net additions of 2.2 million in CY23 Q1). The Company also had record first quarter additions to global paying circles of approximately 96 thousand in CY24 Q1, split approximately 65%/35% between U.S. and International (global paying circle net additions of 73 thousand in CY23 Q1). These metrics are materially ahead of what we understand to be market expectations for CY24 Q1. Full financial results for CY24 Q1 are not yet available and we cannot yet determine whether these quarterly operating metrics will have a material positive impact on revenue, net income (loss) or any other financial results for CY24 Q1. The Company expects to release final CY24 Q1 results on 10 May 2024 AEST (9 May PT). Participants can register for the CY24 Q1 conference call here.

Preliminary Proxy Statement

The Company’s 2024 Annual General Meeting will be held on 30 May 2024 AEST (29 May 2024 PT). The Company has filed its preliminary proxy statement for the Annual General Meeting with the SEC and the ASX for review. SEC rules require that the preliminary proxy statement be publicly available during its review period, and it can be accessed here. The preliminary proxy statement is subject to change, and the final proxy statement will be sent to securityholders following the review period.

The preliminary proxy statement includes resolutions in relation to the election of directors, a grant of equity (including performance-based equity) to the Company’s Chief Executive Officer, the grant of equity to the Company’s non-executive directors, advisory votes on executive remuneration, the appointment of the Company’s auditor and proposed amendments to the Company’s Certificate of Incorporation.

The proposed amendments to the Company’s Certificate of Incorporation are intended to bring the Company in line with typical U.S. corporate practices. These include a proposal to increase the number of shares that the Company is authorized to issue. The Company believes that this is appropriate to provide additional flexibility for strategic, business and financial purposes in the future. The Company has previously disclosed that it may pursue a possible dual listing (i.e., listing on a U.S. exchange, and remaining listed on the ASX) and is considering whether to pursue an initial public offering (IPO) in the U.S. While there are many factors that would impact the Company’s decision to pursue a U.S. IPO, including U.S. market conditions, the Board believes that the resolutions included in the preliminary proxy statement provide flexibility to pursue a dual listing should the Company determine that conditions are favourable.

Authorisation

Chris Hulls, Director, Co-Founder and Chief Executive Officer of Life360 authorised this announcement being given to ASX.

About Life360

Life360 delivers peace of mind for families of all types. The company’s category leading mobile app and Tile tracking devices help members protect the people, pets and things they care about most, with a range of services including location sharing, safe driver reports, and crash detection with emergency dispatch. Life360 is based in San Mateo and has approximately 66 million monthly active users (MAU) located in more than 150 countries. For more information, please visit life360.com and Tile.com.

Life360, Inc. | ARBN 629 412 942 | 1900 South Norfolk St, Suite 310 San Mateo, CA 94403 | investors.life360.com Page 1

Contacts

For Australian investor enquiries:	For Australian media enquiries:

Jolanta Masojada, +61 417 261 367,	Giles Rafferty, +61 481 467 903
jmasojada@life360.com	grafferty@firstadvisers.com.au

For U.S. investor enquiries:	For U.S. media enquiries:

investors@life360.com	press@life360.com

Life360’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933, as amended (“Securities Act”) for offers of securities which are made outside the US. Accordingly, the CDIs, have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future except in very limited circumstances until after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act. This announcement is being issued in accordance with Rule 135 under the Securities Act.

Forward-looking statements

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Life360 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding Life360’s expectations with respect to the operating performance of its business, including growth of the global monthly active user base and global paying circle net additions; anticipated timing of its CY24 Q1 financial results; and its preparations for a possible U.S. IPO. Investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this announcement, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based.

Although Life360 believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, Life360 can give no assurance that such expectations and assumptions will prove to be correct and actual results may vary in a materially positive or negative manner. Forward-looking statements are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to Life360’s business, market risks, Life360’s need for additional capital, and the risk that Life360’s products and services may not perform as expected, as described in greater detail under the heading “Risk Factors” in Life360’s ASX and SEC filings, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024 and other reports filed with the SEC. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This announcement should not be relied upon as a recommendation or forecast by Life360. Past performance information given in this document is given for illustrative purposes only and is not necessarily a guide to future performance and no representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, forecast financial information, future share price performance or any underlying assumptions. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of Life360.

Life360, Inc. | ARBN 629 412 942 | 1900 South Norfolk St, Suite 310 San Mateo, CA 94403 | investors.life360.com Page 2